UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2020

Innovative Food Holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida	0-9376	20-1167761
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

28411 Race Track Road, Bonita Springs, Florida	34135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 596-0204

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 5.07. Submission of Matters to a Vote of Security Holders.

We mailed a Proxy Statement on or about July 27, 2020 to our stockholders of record as of June 26, 2020 in connection with our 2020 Annual Meeting of Stockholders, which was held on August 18, 2020. The Meeting was held virtually to address safety concerns. At the Meeting, the stockholders voted on four matters as follows: (i) election of directors, and all seven of the nominees were elected, (ii) the adoption of a proposal to approve and authorize our Board of Directors to implement a reverse split of our outstanding Common Stock, at its discretion, in a ratio ranging from 1:2 to 1:15, which was approved, (iii) the ratification of our auditors for the current year, which was approved, and (iv) an advisory vote concerning compensation of our named executive officers, which was approved.

The first matter was the election of the members of the Board of Directors. All of the nominees were elected and the tabulation of the votes (both in person and by proxy) was as follows:

Nominees for Directors	For	Withheld

Hank Cohn	11,887,043	7,337,619
Joel Gold	11,263,605	7,961,057
Sam Klepfish	13,434,548	5,790,114
Justin Wiernasz	18,375,365	849,297
David Polinsky	13,518,556	5,706,206
James C. Pappas	18,301,400	923,263
Mark Schmulen	18,270,602	954,060

     There were 5,450,167 broker held non-voted shares represented at the Meeting with respect to this matter.

The second matter upon which the stockholders voted was the proposal to approve and authorize our Board of Directors to implement a reverse split of our outstanding Common Stock, at its discretion, in a ratio ranging from 1:2 to 1:15, which matter was approved. The tabulation of the votes (both in person and by proxy) was as follows:

For	Against	Abstentions

23,573,298	1,068,695	32,836

The third matter upon which the stockholders voted was the proposal to ratify the appointment by the Board of Directors of Liggett & Webb P.A. as our independent certified public accountants for 2020, which matter was approved. The tabulation of the votes (both in person and by proxy) was as follows:

For	Against	Abstentions

24,351,454	252,820	61,555

The fourth matter upon which the stockholders voted was an advisory vote to approve the compensation of our named executive officers, which matter was approved. The tabulation of the votes (both in person and by proxy) was as follows:

For	Against	Abstentions

14,579,445	4,578,408	8,340

     There were 5,450,167 broker held non-voted shares represented at the Meeting with respect to this matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE FOOD HOLDINGS, INC.

Dated: August 21, 2020
By: /s/ SAM KLEPFISH Sam Klepfish, CEO